UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 31, 2012

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 454-3759

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 7, 2012, Chimera Investment Corporation (“we” or the “Company”) announced that the consolidated financial statements included in the Company’s previously filed Annual Reports on Form 10-K for the years ended December 31, 2010, 2009 and 2008, and its Quarterly Reports on Form 10-Q beginning with the quarter ended September 30, 2008 and for all subsequent quarters through the quarter ended September 30, 2011, will be restated and should no longer be relied upon (the “Restatement”).  As a result of the Restatement, the Company has not yet filed its Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”), nor its Forms 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012.  The Company is currently unable to estimate the timing for filing the 2011 Form 10-K, and expects to file its Form 10-Q for the quarter ended March 31, 2012 within 60 days after it files the 2011 Form 10-K.  Any subsequent unfiled Quarterly Reports will be filed as soon as practicable thereafter.

In connection with the submission by the Company of its Section 303A Annual Written Affirmation to the New York Stock Exchange (the “NYSE”), the Company is filing this current report on Form 8-K to disclose the corporate governance matters required to be disclosed annually by Section 303A of the NYSE Listed Company Manual (the “Manual”).  The annual disclosure of these corporate governance matters would typically be included in the Company’s Annual Report on Form 10-K and proxy statement.  As the Company will not file the 2011 Form 10-K nor the related proxy statement prior to December 31, 2012, the Company is providing the disclosures herein in order to satisfy the NYSE requirement to disclose annually information required by Section 303A of the Manual.

Independence of Our Directors

NYSE rules require that at least a majority of our directors be independent of our Company and management.  The rules also require that our board of directors affirmatively determine that there are no material relationships between a director and us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) before such director can be deemed independent.  We have adopted independence standards consistent with NYSE rules. Our board of directors has reviewed both direct and indirect transactions and relationships that each of our directors had or maintained with us and our management.  Our board of directors, based upon the fact that none of our independent directors have any material relationships with us other than as directors and holders of our common stock, affirmatively determined that six of our directors are independent directors under NYSE rules.  Our independent directors are Mark Abrams, Gerard Creagh, Paul Donlin, Paul A. Keenan, Dennis M. Mahoney and John P. Reilly.  Our other directors, Jeremy Diamond and Matthew Lambiase, are not considered independent because they are employees of Fixed Income Discount Advisory Company, which is our manager (our “Manager”).

Meetings of Non-Management Directors

Our corporate governance guidelines require that the board have at least two regularly scheduled meetings each year for our non-management directors.  These meetings, which are designed to promote unfettered discussions among our non-management directors, are presided over by Paul Donlin or Mark Abrams. During 2011, our non-management directors had two meetings.

Communications with the Board of Directors

Interested persons may communicate their complaints or concerns by sending written communications to the board of directors, committees of the board of directors, the non-management directors, or individual directors by mailing those communications to:

Chimera Investment Corporation
[Addressee*]
1211 Avenue of the Americas
Suite 2902
New York, NY 10036
Phone: (646) 454-3759
Facsimile: (212) 696-9809
Email: investor@chimerareit.com
Attention: Investor Relations

* Audit Committee of the Board of Directors
* Compensation Committee of the Board of Directors
* Nominating and Corporate Governance Committee of the Board of
Directors
* Non-Management Directors
* Name of individual director

These communications are sent by us directly to the specified addressee.

Board Committees and Charters

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics within the meaning of Item 406(b) of Regulation S-K, which sets forth the basic principles and guidelines for resolving various legal and ethical questions that may arise in the workplace and in the conduct of our business.  This code is applicable to all our employees, officers and directors, as well as to our Manager’s officers, directors and employees when such individuals are acting for or on our behalf.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines which, in conjunction with the charters and key practices of our board committees, provide the framework for the governance of our company.

Committees and Charters

We have established a standing Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee.  Each of these committees has adopted a written charter that governs its conduct.

Where You Can Find Our Corporate Governance Documents

Our Code of Business Conduct and Ethics, Corporate Governance Guidelines, Compensation Committee Charter, Audit Committee Charter and Nominating and Corporate Governance Committee Charter are available on our website (www.chimerareit.com).  We will provide copies of these documents free of charge to any stockholder who sends a written request to Investor Relations, Chimera Investment Corporation, 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause, among other things, the filing of our untimely SEC reports to differ materially from those in the forward-looking statements. These factors include, among other things, the risk that additional information may arise from the preparation of our restated consolidated financial statements and that our internal control over financial reporting may be inadequate or have weaknesses of which we are not currently aware or which have not been detected. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting our business and prospects, see “Item 1A — Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 10-K”), as supplemented by the reports we have filed since the 2010 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

		By:	/s/ A. Alexandra Denahan
			Name:	A. Alexandra Denahan
			Title:	Chief Financial Officer

Date:	December 31, 2012